SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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DYCOM INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
PROPOSAL 2 APPROVAL OF THE DYCOM INDUSTRIES, INC. 2002 DIRECTORS RESTRICTED STOCK PLAN
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
MANAGEMENT COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN FISCAL YEAR ENDED JULY 27, 2002
AGGREGATE STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUE TABLE
EQUITY COMPENSATION PLAN INFORMATION
EMPLOYMENT AGREEMENTS
REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE PRESENTATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT AUDITORS
PROPOSALS FOR YEAR 2003 ANNUAL MEETING OF SHAREHOLDERS
EXPENSES OF SOLICITATION
OTHER MATTERS
EXHIBIT A

(DYCOM INDUSTRIES, INC. LOGO)

DYCOM INDUSTRIES, INC.

First Union Center, Suite 500
4440 PGA Boulevard
Palm Beach Gardens, Florida 33410

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on November 26, 2002

TO OUR SHAREHOLDERS:

      The Annual Meeting of Shareholders (the “Annual Meeting”) of Dycom Industries, Inc. (the “Company”) will be held at 11:00 a.m. (EST), on Tuesday, November 26, 2002, at the DoubleTree Hotel, 4431 PGA Boulevard, Palm Beach Gardens, Florida. The Annual Meeting will be held for the following purposes:

1. To elect three directors;

2. To vote upon a proposal to approve the Company’s 2002 Directors Restricted Stock Plan; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

      The Board of Directors has fixed the close of business on Tuesday, October 8, 2002, as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting.

IMPORTANT

      Please mark, date, sign and return the enclosed proxy card promptly so that your shares can be voted. If you attend the Annual Meeting, you may withdraw your completed proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS,

Richard L. Dunn
Secretary

October 22, 2002

DYCOM INDUSTRIES, INC.

First Union Center, Suite 500
4440 PGA Boulevard
Palm Beach Gardens, Florida 33410

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TUESDAY, NOVEMBER 26, 2002

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dycom Industries, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on Tuesday, November 26, 2002, at the DoubleTree Hotel, 4431 PGA Boulevard, Palm Beach Gardens, Florida, at 11:00 a.m. (EST), or at any adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying notice of Annual Meeting of Shareholders.

      Only shareholders of record at the close of business on October 8, 2002 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. On October 1, 2002, the Company had 47,869,254 shares of common stock, par value $0.33 1/3, issued and outstanding. Each share of common stock entitles the holder thereof to one vote.

      A proxy card that is properly marked, signed, dated and returned in time for the Annual Meeting will be voted in accordance with the instructions contained therein. If no instructions are indicated, each share of common stock represented by proxy will be voted for the election of the listed nominee directors and the approval of the Company’s 2002 Non-Employee Director Stock Ownership Plan.

      This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about October 23, 2002. Any shareholder giving a proxy has the power to revoke the proxy prior to its use. The proxy can be revoked by filing an instrument of revocation with the Secretary of the Company or by submitting a proxy bearing a later date than the proxy being revoked prior to the Annual Meeting. Additionally, shareholders who attend the Annual Meeting may revoke a previously granted proxy and vote in person.

      The presence in person or by proxy of the holders of a majority of the common stock will constitute a quorum. A quorum is necessary to transact business at the Annual Meeting. With the exception of the election of directors which requires a plurality of the votes cast, the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting is required to approve any other proposals. Shares of common stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

      A copy of the Company’s Annual Report to Shareholders, including financial statements for the fiscal years ended July 27, 2002 and July 28, 2001, is enclosed with this Proxy Statement, but such documentation does not constitute a part of the proxy soliciting material.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Company’s Articles of Incorporation provides that the Board of Directors shall be divided into three classes, with each class having a three year term and a number of directors as equal as possible. Three director nominees have been nominated for election at the Annual Meeting. The nominees are Charles M. Brennan, III, Kristina M. Johnson and Tony G. Werner. Each nominee was selected by the Corporate Governance Committee and approved by the Board of Directors at its August 26, 2002 meeting for submission to the Company’s shareholders. Charles M. Brennan, III, Kristina M. Johnson and Tony G. Werner are currently serving terms that expire at the Annual Meeting. Kristina M. Johnson and Tony G. Werner have been nominated for a term expiring at the year 2005 Annual Meeting of the Shareholders. Charles M. Brennan, III, has been nominated for a term expiring at the year 2004 Annual Meeting of the Shareholders. If any director nominees become unable to accept nomination or election, which is not anticipated, the persons acting under such proxies will vote for the election of such other person as the Board of Directors may recommend.

				Term
		Principal Occupation		Expires
		for Past Five Years		At Annual
		and Directorships in	Director	Meeting
Nominees for Election	Age	Public Companies	Since	For

Charles M. Brennan, III	60	Chairman and Chief Executive Officer of MYR Group, Inc. from 1989 to April 2000	2002 (1)	2004
		Director, Osmonics, Inc. since April 2001
Kristina M. Johnson	45	Dean, School of Engineering and Professor, Department of Electrical and Computer Engineering, Duke University since July 1999	2001	2005
		Professor, Electrical and Computer Engineering Department, University of Colorado, Boulder from May 1994 to June 1999
		Director, Minerals Technologies since May 2000
Tony G. Werner	45	Senior Vice President and Chief Technology Officer, Liberty Media Corporation since August 2001	2000	2005
		Executive Vice President Strategic Technologies, Qwest Services Corporation from May 2001 to August 2001
		President and Chief Executive Officer of Aurora Networks from September 2000 to June 2001
		Executive Vice President and Chief Technology Officer of AT&T Broadband from July 1994 to September 2000
		Director, Aurora Networks since May 2001 Director, Net2Phone since January 2001 Director, Navic Networks since December 2000

(1)	Charles M. Brennan, III, was elected by the Board of Directors on June 3, 2002 to fill a vacancy until this Annual Meeting or until his successor shall have been duly elected and shall have qualified.

				Term
		Principal Occupation		Expires
		for Past Five Years		At Annual
Directors Whose Terms		and Directorships in	Director	Meeting
Continue Beyond the Meeting	Age	Public Companies	Since	For

Steven E. Nielsen	39	President and Chief Executive Officer of the Company since March 1999; President and Chief Operating Officer from August 1996 to March 1999; and Vice President from February 1996 to August 1996	1996	2003
Ronald P. Younkin	60	President and Chief Executive Officer of Greenlawn Mobile Home Sales, Inc. since 1981	1975	2003
Joseph M. Schell	56	Chairman of Global Technology Investment Banking at Merrill Lynch & Co. from February 2000 to March 2002	1999	2004
		Senior Managing Director and Director of Investment Banking of Montgomery Securities LLC from May 1985 to March 1999
		Director, Sanmina Corporation

Recommendation of the Board of Directors

      The Board of Directors recommends that shareholders vote “FOR” the election of Charles M. Brennan, III, Kristina M. Johnson and Tony G. Werner as directors.

Board of Directors and Its Committees

      The Board of Directors held 12 meetings in the fiscal year ended July 27, 2002. All of the directors attended more than 75% of the aggregate of the meetings held by the Board of Directors and its respective committees on which they served.

      The Board of Directors has established five committees; an Audit Committee, a Compensation Committee, a Corporate Governance Committee, an Executive Committee and a Finance Committee.

      Audit Committee. The Audit Committee currently consists of Charles M. Brennan, III, Kristina M. Johnson, Joseph M. Schell and Ronald P. Younkin. The principal functions of the Audit Committee are to recommend to the Board of Directors the engagement of the Company’s independent auditors; to determine the scope of services provided by the independent auditors; to review the methodologies used by the Company in its accounting and financial reporting practices; to review the results of the annual audit and the Company’s annual financial statements; and to oversee the Company’s internal control and internal auditing activities. The Audit Committee met five times during fiscal 2002.

      Compensation Committee. The Compensation Committee currently consists of Kristina M. Johnson, Tony G. Werner and Ronald P. Younkin. The principal functions of the Compensation Committee are to recommend to the Board of Directors the compensation of the Company’s officers; and to administer the Company’s stock option plans. The Compensation Committee met four times during fiscal 2002.

      Corporate Governance Committee. The Corporate Governance Committee currently consists of Joseph M. Schell, Tony G. Werner and Ronald P. Younkin. The principal functions of the Corporate Governance Committee are to recommend to the Board of Directors the director nominees for election by the Company’s shareholders, including those nominees that are recommended by shareholders in accordance with the procedures set forth in the Company’s By-Laws; to recommend to the Board of Directors persons to fill vacancies on the Board; to recommend to the Board of Directors the appointment of officers of the Company; to recommend to the Board of Directors the appointment of its members to serve on the five committees of the Board; to periodically review the number and functions of the committees of the Board; to evaluate the performance of individual directors on an annual basis; to evaluate the performance of the Chief Executive Officer on an annual basis and submit its evaluation to the Compensation Committee; to review the independence of outside directors on an annual basis; to review management succession and development plans; to recommend the process and oversee the assessment of the Board’s evaluation of the Board’s performance; and to counsel the Board on other corporate governance matters. The Corporate Governance Committee met four times during fiscal 2002.

      Executive Committee. The Executive Committee currently consists of Charles M. Brennan, III, Kristina M. Johnson, Steven Nielsen and Ronald P. Younkin. The Executive Committee is empowered to act for the full Board of Directors during intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Executive Committee did not meet during fiscal 2002.

      Finance Committee. The Finance Committee currently consists of Joseph M. Schell and Tony G. Werner. The principal functions of the Finance Committee are to set policy for short-term investments; to review borrowing arrangements; and to recommend changes in the capital structure and operating budget of the Company. The Finance Committee met two times during fiscal 2002.

Director Compensation

      Directors who are employees of the Company do not receive fees for service on the Board of Directors or any Board committee. Non-employee directors receive an $18,000 annual fee for service. The Audit Committee chair receives an additional annual fee of $5,000 for service and each of the Corporate Governance Committee and Compensation Committee chairs receive an additional annual fee of $2,500 for their service. Non-employee directors receive a fee of $2,250 for each regular or special meeting of the Board of Directors attended in person, while the fee for telephonic meetings is $1,000. Non-employee directors receive a fee of $1,250 for regular meetings attended in person of the Audit, Governance, Finance, and Executive Committees, while the fee for telephonic meetings is $750. Non-employee directors receive a fee of $1,250 for Compensation Committee meetings at which executive or director compensation is being approved, whether attended in person or telephonically, and receive a fee of $750 for all other meetings, whether attended in person or telephonically. All directors are reimbursed for reasonable expenses incurred in connection with all meetings.

      In addition, under the 2001 Directors Stock Option Plan, directors who are not employees of the Company receive an initial grant of 6,000 stock options upon first becoming a director or upon reelection or appointment to the Board following a period during which a director did not serve on the Board. Thereafter, such directors will receive an annual grant of 2,000 stock options each year at the annual meeting if continuing their service as a director or a grant of 6,000 stock options upon their reelection to the Board for at least a three-year term. Stock options granted under the 2001 Directors Stock Option Plan vest on each of the first four anniversaries of the date of grant.

      Pursuant to the 2002 Directors Restricted Stock Plan, if approved by shareholders, non-employee directors who do not own at least 7,500 shares of Company common stock must elect to receive at least 60% of their annual fees in restricted shares of Company common stock and may elect to receive up to 100% of such fees in the restricted shares of Company common stock. Non-employee directors who own at least 7,500 shares of Company common stock must elect to receive at least 25% of their annual fees in restricted shares of Company common stock and may elect to receive up to 100% of such fees in restricted shares of Company common stock. The number of restricted shares of Company common stock to be granted to a non-employee director will be determined by (i) dividing (a) the U.S. dollar amount of the director’s annual fees elected to be received in the form of restricted stock by (b) the fair market value of a share of common stock on the date such fees are payable and (ii) rounding up to the nearest whole share of common stock.

AUDIT COMMITTEE REPORT

      The Audit Committee (the “Committee”) consists of four independent directors and operates in accordance with its written charter adopted by the Board of Directors.

      On behalf of the Board of Directors, the Committee oversees the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the Company’s consolidated financial statements for the fiscal year ended July 27, 2002 with management and the independent auditors. Management has the primary responsibility for preparing the Company’s consolidated financial statements and the independent auditors have the responsibility for examining the statements. During fiscal year 2002, the Committee also discussed the interim financial information contained in each quarterly earnings announcement with management and the independent auditors prior to public release.

      The Committee discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and internal auditors their audit plans, audit scope, and the identification of audit risks. As part of the Committee’s oversight responsibilities of the audit process, the Committee obtained a written statement from the Company’s independent auditors as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors any relationships that may impact their objectivity and independence. The Committee also discussed with the independent auditors all matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      Based on the aforementioned reviews and discussions, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended July 27, 2002 for filing with the Securities and Exchange Commission. The Committee also recommended to the Board of Directors the appointment of Deloitte & Touche LLP as the Company’s independent auditors.

      The Committee has determined that the provision of the non-audit services described in “Financial Information Systems Design and Implementation Fees” and “All Other Fees” below is compatible with maintaining Deloitte & Touche LLP’s independence.

Charles M. Brennan, III, Chairman

Kristina M. Johnson

Joseph M. Schell

Ronald P. Younkin

Principal Accounting Firm Fees

      Aggregate fees billed to the company for the fiscal year ended July 27, 2002 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”), which includes Deloitte Consulting:

Audit Fees	$741,500
Financial Information Systems Design and Implementation Fees	$—
All Other Fees
Audit Related Fees	$285,607	(a)
Other Fees	$201,993	(b)

	$487,600	(c)

(a)	Audit Related Fees include fees for consents, comfort letters and tax due diligence related to the acquisition of Arguss Communications, Inc. and audits of the company’s employee benefit plans.

(b)	Other Fees include tax planning and tax compliance.

(c)	The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence.

PROPOSAL 2

APPROVAL OF THE DYCOM INDUSTRIES, INC.

2002 DIRECTORS RESTRICTED STOCK PLAN

      At its October 7, 2002 meeting, the Board adopted the 2002 Dycom Industries, Inc. Directors Restricted Stock Plan (the “2002 Directors Plan”), subject to the approval thereof by the shareholders of the Company at the Annual Meeting. A copy of the 2002 Directors Plan is attached to this proxy statement as Exhibit A, and the description of the 2002 Directors Plan herein is qualified by reference to the text of the attached 2002 Directors Plan.

      The Board of Directors recommends that shareholders vote “FOR” the 2002 Directors Plan.

Description of the Plan

      Purposes. The purposes of the 2002 Directors Plan are to attract, motivate and retain qualified non-employee directors and to encourage their ownership of common stock of the Company, par value $0.33 1/3 per share. The 2002 Directors Plan authorizes the grant of restricted shares of common stock (“Restricted Stock”) to non-employee directors in order to ensure that such individuals own at least 7,500 shares of common stock (the “Shareholding Requirement”).

      Eligible Individuals. Non-employee directors are required to receive a percentage of their annual directors fees (“Eligible Compensation”) in the form of Restricted Stock pursuant to the 2002 Directors Plan.

      Shares Available Under the 2002 Directors Plan. 100,000 shares of common stock will be authorized for issuance under the 2002 Directors Plan (the “Share Limit”). Shares issued pursuant to the 2002 Directors Plan may be authorized but unissued shares of common stock or reacquired shares of common stock held in the treasury of the Company, or any combination thereof.

      Administration. The 2002 Directors Plan will be administered by the Board or any committee thereof as designated by the Board (the “Administrator”). The Administrator will have full and final authority to: (i) establish such rules and procedures as may be necessary or advisable to administer the 2002 Directors Plan and (ii) make legal and factual interpretations in connection with the administration or interpretation of the 2002 Directors Plan. The Administrator may not make any interpretation that changes or affects the selection of persons eligible under the 2002 Directors Plan, the number of shares authorized under the 2002 Directors Plan, or the terms and conditions thereof. Subject to certain limitations, the Administrator may from time-to-time designate one or more employees of the Company to carry out the day-to-day aspects of its responsibilities.

      Award Document. Each grant of Restricted Stock will be evidenced by an award document issued by the Company. In addition to the terms and conditions defined in the 2002 Directors Plan, such documents may contain such other terms and conditions, not inconsistent with the 2002 Directors Plan as the Administrator will prescribe. Such additional terms may vary among award documents.

      Director Compensation. Pursuant to the 2002 Directors Plan, a non-employee director is required to make a written election (a “Share Election”) to receive payment of a certain percentage of his Eligible Compensation in the form of Restricted Stock for a twelve-month period commencing on the date of an Annual Meeting or such other period as the Administrator may specify from time to time (a “Service Period”). If a non-employee director does not satisfy the Shareholding Requirement immediately prior to the commencement of a Service Period, such non-employee director is required to make a Share Election to receive no less than 60% of his Eligible Compensation in Restricted Stock during the applicable Service Period, and the remainder of his Eligible Compensation will be payable to him or her in cash. If a non-employee director satisfies the Shareholding Requirement immediately prior to the commencement of a Service Period, such non-employee director is required to make a Share Election to receive no less than 25% of his Eligible Compensation in Restricted Stock during the applicable Service Period, and the remainder of his Eligible Compensation will be payable to him or her in cash. A Share Election is irrevocable and continues until revised, except in the event that a non-employee director fails to satisfy the Shareholding Requirement prior to the commencement of a Service Period, in which case such non-employee director is required to make a Share Election to receive no less than 60% of the Eligible Compensation payable to him or her during such Service Period in Restricted Stock. A non-employee director will make a Share Election by completing, signing and submitting, prior to the commencement of a Service Period, a form approved by the Administrator (a “Share Election Form”). A non-employee director who does not have a completed and signed Share Election Form on file with the Company prior to the commencement of an applicable Service Period will have 100% of his or her Eligible Compensation paid in shares of Restricted Stock. The number of shares of Restricted Stock to be granted to a non-employee director pursuant to a Share Election will be determined by (i) dividing (a) the U.S. dollar amount of Eligible Compensation elected to be received in the form of Restricted Stock by (b) the fair market value of a share of common stock on the date such Eligible Compensation is payable to the non-employee director and (ii) rounding up to the nearest whole share of common stock.

      Terms and Conditions of Restricted Stock Grants. Pursuant to the 2002 Directors Plan, a non-employee may not assign, pledge, encumber, hypothecate or transfer, other than by will or the laws of descent and distribution, the Restricted Stock during the period commencing on the date of grant and ending on the earlier to occur of (i) the six-month anniversary of the date of grant and (ii) the termination of such non-employee’s services as a non-employee director due to death or disability (the “Restriction Period”). During the Restriction Period, the non-employee director will otherwise be entitled to all rights of a shareholder of the Company, including the right to vote the Restricted Stock and receive dividends declared on such shares of Restricted Stock.

      Amendment of the 2002 Directors Plan. The Administrator may amend, modify, suspend, or terminate the 2002 Directors Plan at any time, except that no such action will be taken without shareholder approval if in the circumstances shareholder approval is required by law or under the rules of the New York Stock Exchange or the stock exchange on which the shares are listed. No amendment or termination may adversely affect a non-employee director’s rights with respect to a previously granted award of Restricted Stock without his consent.

      Adjustments. In the event of any change in the outstanding common stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares, or any other significant corporate event affecting the common stock, the number and kind of shares subject to any outstanding awards of Restricted Stock may be equitably adjusted (including by payment of cash to a non-employee director) in the sole discretion of the Administrator in order to preserve the benefits or potential benefits intended to be made available to non-employee director. Unless otherwise determined by the Administrator, such adjusted grants of Restricted Stock will be subject to the same restrictions to which the underlying grant of Restricted Stock is subject.

      Termination of the 2002 Directors Plan. Unless terminated earlier by the Board, the 2002 Directors Plan will remain in effect until the tenth anniversary of its approval by the shareholders.

      Director Restricted Stock Grants. The grant of an award of Restricted Stock under the 2002 Directors Plan will result in (a) the recognition of taxable income by a non-employee director equal to the fair market value of the common stock and (b) a corresponding deduction to the Company equal to the amount of such income. Gain or loss upon a subsequent sale of any common stock received pursuant to the 2002 Directors Plan generally would be taxed as capital gain or loss (long-term or short-term, depending upon the holding period of the common stock sold).

      New Plan Benefits. Restricted Stock to be granted under the 2002 Directors Plan is dependent upon the Share Elections made by the non-employee director group, who at a minimum must elect to receive 25% of their Eligible Compensation in Restricted Stock. It is not presently possible to determine the benefits or amounts that will be received by the non-employee director group in the future.

Recommendation

      The Board has unanimously approved the 2002 Directors Plan and the reservation of 100,000 shares of common stock of the Company for issuance under the 2002 Directors Plan and recommends that shareholders vote “FOR” the 2002 Directors Plan and the reservation of shares for issuance thereunder.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

      As of September 3, 2002, the following table sets forth certain information regarding the beneficial ownership of common stock by each person known to the Company to be the beneficial owner (as determined under the rules of the Securities and Exchange Commission (the “SEC”)) of more than five percent (5%) of such shares, each director, each Named Executive Officer, and by all such directors and executive officers of the Company.

	Shares Beneficially Owned(1)

Officers, Directors and Stockholders:	Number		Percent

Barclays Global Investors, N.A	2,675,320		6.2%
45 Fremont Street
San Francisco, California 94105
Berger Small Cap Value Fund 3	3,450,000		8.0%
210 University Boulevard, Suite 900
Denver, Colorado 80206
FMR Corp	2,603,240		6.1%
82 Devonshire Street
Boston, Massachusetts 02109
Perkins, Wolf, McDonnell & Company	4,964,580		11.6%
53 W. Jackson Boulevard, Suite 722
Chicago, Illinois 60604
Charles M. Brennan, III	5,000		*
Kristina M. Johnson	—		—
Joseph M. Schell	48,000		*
Tony G. Werner	4,000		*
Ronald P. Younkin	210,069	(2)	*
Steven E. Nielsen	417,231		*
Timothy R. Estes	89,370		*
Richard L. Dunn	22,750		*
Dennis P. O’Brien	8,000		*
Marc R. Tiller	5,375		*
All directors and executive officers as a group of
10 persons, including the above	809,795		1.88%

*	Less than 1%.

(1)	Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Such shares are included for Messrs. Schell — 18,000, Werner — 4,000, Nielsen — 275,938, Estes — 59,700, Dunn — 22,750, O’Brien — 8,000, Tiller — 4,250 and all directors and executive officers as a group — 392,638, all of which options are exercisable within 60 days of September 3, 2002.

(2)	Excludes 31,985 shares owned by Ronald P. Younkin’s wife and children, as to which Mr. Younkin disclaims beneficial ownership. Excludes 1,119,074 shares beneficially owned by Mary Irene Younkin as to which Mr. Younkin disclaims beneficial ownership. Mr. Younkin is the son of Mary Irene Younkin.

MANAGEMENT COMPENSATION OF EXECUTIVE OFFICERS

Executive Compensation

      The following table provides certain summary information concerning compensation paid or accrued by the Company for services rendered during each of the last three fiscal years by the Company’s Chief Executive Officer and four executive officers whose compensation exceeded $100,000 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long Term
					Compensation
					Awards

				Other	Stock
	Fiscal			Annual	Options	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation	# of Shares	Compensation(1)

Steven E. Nielsen	2002	$500,000	$–0–	$7,200	75,000	$4,279
President and Chief Executive Officer	2001	$500,000	$500,000	$7,200	75,000	$4,910
	2000	$416,000	$416,000	$7,338	45,000	$4,656
Timothy R. Estes(2)	2002	$338,942	$–0–	$–0–	70,000	$4,669
Executive Vice President and Chief Operating Officer
Richard L. Dunn	2002	$220,375	$–0–	$–0–	10,000	$4,302
Senior Vice President and Chief Financial Officer	2001	$220,272	$80,000	$–0–	8,000	$2,127
	2000	$108,327	$45,000	$–0–	37,500	$783
Dennis P. O’Brien	2002	$150,000	$–0–	$–0–	5,000	$1,190
Vice President Corporate Development	2001	$98,077	$25,000	$–0–	8,000	$626
Marc R. Tiller(3)	2002	$125,000	$–0–	$–0–	6,500	$2,285
General Counsel and Corporate Secretary	2001	$115,394	$45,000	$–0–	4,000	$2,044
	2000	$91,827	$35,000	$–0–	2,250	$1,574

(1)	All other compensation for fiscal year 2002 consists of: (i) Company contributions to the Dycom retirement savings plan (Mr. Nielsen $2,236; Mr. Estes $2,892; Mr. Dunn $2,645; and Mr. Tiller $1,262); and (ii) Company paid premiums for group term life insurance and long-term disability (Mr. Nielsen $2,043; Mr. Estes $1,777; Mr. Dunn $1,657; Mr. O’Brien $1,190; and Mr. Tiller $1,023).

(2)	Effective as of September 11, 2001, Mr. Estes was appointed the Company’s Executive Vice President and Chief Operating Officer. See “Estes Employment Agreement” on page 15.

(3)	Mr. Tiller resigned his employment with the Company on September 9, 2002.

OPTION GRANTS IN FISCAL YEAR ENDED JULY 27, 2002

      The following table sets forth additional information concerning the options granted to the Named Executive Officers of the Company during fiscal year 2002 under the Company’s 1998 Incentive Stock Option Plan.

	Individual Grants
					Potential Realizable Value at
		% of			Assumed Annual Rates of Stock
		Total			Price Appreciation for
	Options	Options	Exercise		Option Term
	Granted	Granted to	Price(1)	Expiration
Name	(# of Shares)	Employees	($/Share)	Date	5%	10%

Steven E. Nielsen	75,000(2)	9.9%	$14.34	11/19/2011	$636,376	$1,714,070
President and Chief Executive Officer
Timothy R. Estes	20,000(2)	2.6%	$14.34	11/19/2011	$180,367	$457,085
Executive Vice President and Chief	50,000(3)	6.6%	$14.21	9/01/2011	$446,830	$1,132,354
Operating Officer
Richard L. Dunn	10,000(2)	1.3%	$14.34	11/19/2011	$90,183	$228,543
Senior Vice President and Chief Financial Officer
Dennis P. O’Brien	5,000(2)	0.7%	$14.34	11/19/2011	$45,092	$114,271
Vice President and Director of Corporate Development
Marc R. Tiller	6,500(2)	0.9%	$14.34	11/19/2011	$58,619	$148,553
General Counsel and Corporate Secretary

(1)	The exercise price is the closing price of Company’s Common Stock as reported on the NYSE Composite Transactions Tape on the date of grant.

(2)	Options under the 1998 Incentive Stock Option Plan vest in 25 percent increments each year beginning on the first anniversary of the date of grant and have a term of ten years. These stock options were granted on November 19, 2001. Messrs. Nielsen’s, Estes’ and Dunn’s options will be fully vested and immediately exercisable upon a “change in control” of the Company.

(3)	Options under the 1991 Stock Option Plan and 1998 Incentive Stock Option Plan vest in 25 percent increments each year beginning on the first anniversary of the date of grant and have a term of ten years. These stock options were granted on September 1, 2001. Mr. Estes’ options will be fully vested and immediately exercisable upon a “change in control” of the Company.

AGGREGATE STOCK OPTION EXERCISES IN LAST FISCAL YEAR

AND YEAR-END VALUE TABLE

      The following table sets forth additional information with respect to the Named Executive Officers of the Company concerning the exercise of options during fiscal year 2002 and unexercised options held as of the fiscal year ended July 27, 2002.

			Number of Securities		Value of Unexercised In-the-
			Underlying Unexercised		Money Options at July 27,
	Shares Acquired		Options at July 28, 2001		2002($)(1)
	On Exercise	Value
Name	(# of Shares)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Steven E. Nielsen	36,250	$231,235	231,875	224,063	$23,778	$–0–
President and Chief Executive Officer
Timothy R. Estes	–0–	$–0–	26,413	112,825	$6,688	$–0–
Executive Vice President and Chief Operating Officer
Richard L. Dunn	–0–	$–0–	20,750	34,750	$–0–	$–0–
Senior Vice President and Chief Financial Officer
Dennis P. O’Brien	–0–	$–0–	8,000	5,000	$–0–	$–0–
Vice President and Director of Corporate Development
Marc R. Tiller	–0–	$–0–	2,125	11,188	$–0–	$–0–
General Counsel and Corporate Secretary

(1)	The closing market value of the Company’s common stock on July 26, 2002, as reported on the NYSE Composite Transactions Tape, was $9.30.

EQUITY COMPENSATION PLAN INFORMATION

      The following table gives information about Dycom’s common stock that may be issued upon the exercise of options, warrants and rights under all of its existing equity compensation plans as of July 27, 2002, including the 1991 Stock Option Plan, the 1998 Incentive Stock Option Plan and the 2001 Directors Stock Option Plan. No further options will be granted under the Company’s 1991 Stock Option Plan.

(c)
Number of securities remaining
	(a)	(b)	available for future issuance
	Number of securities to be issued	Weighted-average exercise price	under equity compensation plans
	upon exercise of outstanding	of outstanding options, warrants	(excluding securities reflected in
Plan category	options, warrants and rights	and rights	column (a))

Equity compensation plans approved by security holders(1)	2,227,228	$25.43	1,659,804
Equity compensation plans not approved by security holders	None	N/A	N/A

Total	2,227,228	$25.43	1,659,804

(1)	Does not include 1,017,165 shares of common stock subject to options that were assumed in connection with our acquisition of Arguss Communications, Inc. in February 2002. These options have a weighted average exercise price per share of $40.20. No further options have been or will be granted under the Arguss Communications, Inc. 1991 Stock Option Plan.

EMPLOYMENT AGREEMENTS

Nielsen Employment Agreement

      Effective as of March 10, 1999, the Company entered into an amended and restated employment agreement with Steven E. Nielsen (the “Nielsen Employment Agreement”). Pursuant to the Nielsen Employment Agreement, Mr. Nielsen serves as President and Chief Executive Officer of the Company. The employment agreement between Mr. Nielsen and the Company provides for a term of employment that began on March 10, 1999 and continues until March 9, 2004. Under the terms of the employment agreement, Mr. Nielsen is provided with the following: (i) a minimum annual base salary of $364,000; (ii) an annual bonus as determined within the sole discretion of the Board of Directors; and (iii) eligibility to participate in all employee benefit plans or programs of the Company, including, without limitation, the Company’s 1998 Incentive Stock Option Plan. Upon the Company’s termination of Mr. Nielsen’s employment without “cause” or upon Mr. Nielsen’s resignation for “good reason,” Mr. Nielsen will be entitled to a cash severance payment equal to three times the sum of his annual base salary then in effect, plus the highest bonus paid to him during the three fiscal years preceding such termination or resignation. This cash severance payment will be payable as soon as is administratively practical in substantially equal installments over the 12-month period following termination or resignation. In addition, Mr. Nielsen and his dependents will continue to participate in the Company’s health and welfare plans during the 12-month period following his termination. If Mr. Nielsen resigns or terminates employment for cause, he will not be entitled to any severance pay. Mr. Nielsen has the right to resign for six months following a “change in control,” which will entitle him to the aforementioned cash severance payment upon such resignation of employment. This cash severance payment, triggered upon a change in control, will be payable in a lump sum within five (5) days of the change in control. If the severance payment would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the Company will pay Mr. Nielsen a gross-up payment such that the net amount of the severance payment retained by Mr. Nielsen after the deduction of any excise tax will be equal to the amount of such payment prior to the imposition of such excise tax. Mr. Nielsen is subject to noncompete and nondisclosure of proprietary information covenants, however, in the event of a change in control, the noncompete covenant will not be applicable.

Estes Employment Agreement

      Effective as of November 19, 2001, the Company entered into an employment agreement with Timothy R. Estes (the “Estes Employment Agreement”). Pursuant to the Estes Employment Agreement, Mr. Estes serves as Executive Vice President and Chief Operating Officer of the Company. The employment agreement between Mr. Estes and the Company provides for a term of employment that began on November 19, 2001 and continues until November 19, 2004. Under the terms of the employment agreement, Mr. Estes is provided with the following: (i) a minimum annual base salary of $375,000; (ii) an annual bonus, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; and (iii) eligibility to participate in all employee benefit plans or programs of the Company, including, without limitation, the Company’s 1998 Incentive Stock Option Plan. Upon the Company’s termination of Mr. Estes’s employment without “cause”, Mr. Estes will be entitled to the payment of his annual base salary then in effect for a period of twelve (12) months. This severance payment will be payable at such intervals as the same would have been paid had Mr. Estes remained in the active service of the Company. In addition, the Company will provide Mr. Estes and his eligible dependents with group medical and life insurance benefits during the period he is receiving severance payments (provided that such benefits will cease earlier if he becomes eligible for similar coverage with a new employer.) If Mr. Estes resigns or the Company terminates his employment for “cause”, he will not be entitled to severance pay. Furthermore, Mr. Estes is subject to noncompete and nondisclosure of proprietary information covenants.

Dunn Employment Agreement

      Effective as of January 28, 2000, the Company entered into an employment agreement with Richard L. Dunn (the “Dunn Employment Agreement”). Pursuant to the Dunn Employment Agreement, Mr. Dunn serves as Senior Vice President and Chief Financial Officer of the Company. The employment agreement between Mr. Dunn and the Company provides for a term of employment that began on January 28, 2000 and continues until January 28, 2003. Under the terms of the employment agreement, Mr. Dunn is provided with the following: (i) a minimum annual base salary of $215,000; (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; and (iii) eligibility to participate in all employee benefit plans or programs of the Company, including, without limitation, the Company’s 1998 Incentive Stock Option Plan. Upon the Company’s termination of Mr. Dunn’s employment without “cause,” Mr. Dunn will be entitled to the payment of his annual base salary then in effect for a period of twelve (12) months. This severance payment will be payable at such intervals as the same would have been paid had Mr. Dunn remained in the active service of the Company. In addition, the Company will provide Mr. Dunn and his eligible dependents with group medical and life insurance benefits during the period he is receiving severance payments (provided that such benefits will cease earlier if he becomes eligible for similar coverage with a new employer). If Mr. Dunn resigns or the Company terminates his employment for “cause,” he will not be entitled to severance pay. Furthermore, Mr. Dunn is subject to noncompete and nondisclosure of proprietary information covenants.

O’Brien Employment Agreement

      Effective as of November 27, 2000, the Company entered into an employment agreement with Dennis P. O’Brien (the “O’Brien Employment Agreement”). Pursuant to the O’Brien Employment Agreement, Mr. O’Brien serves as Vice President Corporate Development of the Company. The employment agreement between Mr. O’Brien and the Company provides for a term of employment that began on November 27, 2000 and continues until November 27, 2002. Under the terms of the employment agreement, Mr. O’Brien is provided with the following: (i) a minimum annual base salary of $150,000; (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; and (iii) effective as of November 27, 2000, the Company granted Mr. O’Brien an option to acquire 8,000 shares of common stock of the Company pursuant to the Company’s 1998 Incentive Stock Option Plan. All stock options granted to Mr. O’Brien will fully vest immediately upon a “change in control” of the Company. Mr. O’Brien is also eligible to participate in all employee benefit plans or programs of the Company. Upon the Company’s termination of Mr. O’Brien’s employment without “cause,” Mr. O’Brien will be entitled to the payment of his annual base salary then in effect for a period of twelve (12) months. This severance payment will be payable at such intervals as the same would have been paid had Mr. O’Brien remained in the active service of the Company. In addition, the Company will provide Mr. O’Brien and his eligible dependents with group medical and life insurance benefits during the period he is receiving severance payments (provided that such benefits will cease earlier if he becomes eligible for similar coverage with a new employer). If Mr. O’Brien resigns or the Company terminates his employment for “cause,” he will not be entitled to severance pay. Furthermore, Mr. O’Brien is subject to noncompete and nondisclosure of proprietary information covenants.

REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee (the “Committee”) of the Board of Directors administers the compensation of the Company’s senior officers. The Committee is a standing committee of the Board of Directors and is composed of outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee’s recommendations are subject to approval by the full Board of Directors. The following report is submitted by the Committee regarding compensation paid during fiscal year 2002.

      The compensation program of the Company is designed to (1) allow the Company to attract, motivate and retain the highest quality executives, (2) align their financial interests with those of the Company’s shareholders and (3) reward behaviors that enhance shareholder return. The program is intended to place a substantial amount of executive compensation “at risk” based on the performance of the Company, its subsidiaries and the executive.

      Each year the Committee establishes compensation guidelines for base salary, annual incentive bonus awards and stock options for each of the Company’s officers. These guidelines reflect the competitive pay practices of other companies, job responsibility and the need to attract, retain and reward executive talent. After establishing the compensation guidelines, the Committee used its assessment of the Company and individual performance to set actual compensation relative to the guidelines.

Executive Officer Compensation Guidelines:

     Base Salary Adjustments

      Salaries for the Company’s officers were established based on the individual’s performance and general market conditions. Salary levels are intended to recognize the challenge of different positions taking into consideration the type of activity of the position, the responsibility associated with the job and the relative size of the operation.

     Annual Incentive Bonus Awards

      In addition to paying a base salary, the Company in recent years has provided for incentive compensation as a component of overall compensation. Incentive compensation as a component of overall compensation is tied to overall performance, usually with a heavy emphasis on the profitability of the Company. In fiscal year 2002, the maximum incentive compensation pool was established by formula based upon the Company’s consolidated financial performance. The fiscal year 2002 key financial performance measures were total revenue and income before income taxes (“IBT”). Individual awards from the incentive compensation pool are recommended by senior management for consideration and approved by the Committee.

     Stock Options

      Incentive stock option grants reward executives only to the extent that the Company’s share price increases for all shareholders. The exercise price per share is set at the fair market value per share on the date of grant. Subject to employment requirements, the options become fully exercisable in equal installments over a period of four years after the date of grant. During fiscal year 2002, stock options in the total amount of 756,760 shares were granted under the Company’s 1991 Stock Option Plan and 1998 Incentive Stock Option Plan.

Tony G. Werner, Chair
Kristina M. Johnson
Ronald P. Younkin

PERFORMANCE PRESENTATION

      Set forth below is a graph which compares the cumulative total returns for the Company’s common stock against the cumulative total return (including reinvestment of dividends) of the Standard & Poors (S&P) 500 Composite Stock Index and respective peer group indices for the last five fiscal years, assuming an investment of $100 in the Company’s common stock and each of the respective peer group indices noted on July 31, 1997. For the Company’s common stock, a peer group consisting of MasTec, Inc. has been used. This graph is not intended to predict the Company’s forecast of future financial performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG DYCOM INDUSTRIES, INC., THE S & P 500 INDEX,
AND A PEER GROUP

	7/97	7/98	7/99	7/00	7/01	7/02

Dycom Industries, Inc.	100.00	193.66	403.52	541.87	277.47	122.32
S & P 500	100.00	119.28	143.38	156.25	133.86	102.23
Peer Group	100.00	59.27	156.25	141.61	67.72	26.11

*	$100 invested on 7/31/1997 in stock or index — including reinvestment of dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Neither the Company nor any of its subsidiaries is engaged in any related party transaction with any director or executive officer of the Company, any nominee for director or any security holder known to the Company to own more than five percent of the Company’s common stock.

SECTION 16(a)

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of the Company’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Certain officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with all Section 16(a) forms they file. Based on the Company’s review of such reports, the Company believes that all such Section 16(a) filing requirements were satisfied during fiscal year 2002, except that Mr. Younkin inadvertently failed to timely file a Form 5 relating to two gift transactions during fiscal year 2002. In addition, Mr. Younkin also inadvertently failed to timely file a Form 5 relating to three gift transactions during fiscal year 2001. The Company believes that each of the gift transactions is exempt from Section 16(b) pursuant to Rule 16b-5 of the Securities Exchange Act of 1934.

INDEPENDENT AUDITORS

      The Board of Directors, upon the recommendation of its Audit Committee, has selected Deloitte & Touche LLP to serve as the Company’s independent auditors for the next fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting for the purposes of responding to shareholders’ questions and making statements that they consider appropriate.

PROPOSALS FOR YEAR 2003

ANNUAL MEETING OF SHAREHOLDERS

      Proposals by shareholders intended to be presented at the Year 2003 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than June 18, 2003 to be considered for inclusion in the Company’s proxy materials for that meeting.

      In addition, shareholders who desire to propose an item of business for action at an annual meeting of shareholders (other than proposals submitted by inclusion in the Proxy Statement), including the election of a director, must follow certain procedures set forth in the Company’s By-Laws. In general, notice must be received by the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders. The notice should contain a brief description of the proposal and the reason for conducting such business; the name and address of the shareholder proposing such business, as it appears in the Company’s books; the class and number of shares of the Company that are beneficially owned by the shareholder; and any financial interest of the shareholder in such business. Shareholders should, however, consult the Company’s By-Laws to ensure that the specific requirements of such notice are met. A copy of the Company’s By-Laws may be obtained by any shareholder, without charge, upon written request to the Secretary of the Company at 4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida 33410.

EXPENSES OF SOLICITATION

      The Company will bear the cost of this solicitation of proxies. Proxies may be solicited by directors, officers and regular employees of the Company, without compensation, in person or by mail, telephone, facsimile transmission, telephone or electronic transmission. The Company will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding proxy material to beneficial owners.

OTHER MATTERS

      The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Annual Meeting, the persons named as proxies and acting thereon will have discretion to vote on those matters according to their judgment to the same extent as the person delivering the proxy would be entitled to vote.

BY ORDER OF THE BOARD OF DIRECTORS,

Richard L. Dunn
Secretary

October 22, 2002

EXHIBIT A

DYCOM INDUSTRIES, INC.

2002 DIRECTORS RESTRICTED STOCK PLAN

1. Definitions and Rules of Construction

      (a) Definitions. For purposes of this Plan, the following capitalized words shall have the meanings set forth below:

“Administrator” means the Board or any committee thereof as designated by the Board.

“Annual Meeting” means an annual meeting of the Company’s stockholders.

“Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Administrator which sets forth the terms and conditions of an award of Restricted Stock pursuant to the Plan. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Administrator requires otherwise, need not be signed by a representative of the Company or a Participant.

“Board” means the Board of Directors of the Company, including any directors who may be Participants.

“Common Stock” means the common stock of the Company, par value $0.33 1/3 per share, or such other class of share or other securities as may be applicable under Section 9(b) hereof.

“Company” means Dycom Industries, Inc., a Florida corporation, or any successor to substantially all of its business that adopts the Plan.

“Date of Grant” means the date on which a Non-Employee Director is granted an award of Restricted Stock pursuant to this Plan.

“Disability” means any physical or mental injury or disorder of a Participant which precludes the continued active service of a Participant as a member of the Board and which is evidenced by a determination by the Administrator that such Participant would be eligible to receive disability benefits under the Company’s long-term disability plan.

“Effective Date” means the date set forth in Section 15 hereof.

“Eligible Compensation” means (i) any annual fee payable to a Non-Employee Director for service on the Board, (ii) any other fee determined on an annual basis and payable for service on, or for acting as chairperson of, any committee of the Board, and (iii) any similar annual fee or fees payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors; provided, however, that “Eligible Compensation” shall not include any per diem fees paid to a Non-Employee Director.

“Exchange Act” means the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Administrator. In the absence of any alternative valuation methodology approved by the

Administrator, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Administrator, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the closing price of a share of Common Stock as reported on said composite tape or automated system for the most recent day during which a sale occurred).

“Non-Employee Director” means a director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Participant” means a Non-Employee Director who has been granted an award of Restricted Stock under this Plan.

“Payment Date” means the date or dates on which the Eligible Compensation is payable to a Non-Employee Director.

“Plan” means this Dycom Industries, Inc. 2002 Directors Restricted Stock Plan, as described herein and as the same may be amended or otherwise modified from time to time.

“Restricted Stock” means restricted shares of Common Stock granted to a Non-Employee Director pursuant to Section 6 hereof.

“Restriction Period” means, with respect to an award of Restricted Stock to a Participant, the period of time during which such Restricted Stock is subject to the restrictions hereof, commencing on the Date of Grant and ending on the earlier to occur of (i) the six-month anniversary of the Date of Grant and (ii) the termination of such Participant’s services as a Non-Employee Director due to death or Disability.

“Service Period” means a twelve-month period commencing on date of an applicable Annual Meeting or such other period as the Administrator may specify from time to time. The first Service Period shall commence on the 2002 Annual Meeting.

“Share Election” means, unless otherwise determined by the Administrator, a Non-Employee Director’s annual written election to receive payment of a percentage of his Eligible Compensation in the form of Restricted Stock, subject to the terms and conditions of this Plan. Unless the Administrator determines otherwise, a Share Election shall be irrevocable.

“Share Election Amount” means the U.S. dollar amount of Eligible Compensation elected to be received in the form of Restricted Stock by a Non-Employee Director, subject to the terms and conditions of this Plan.

“Share Election Date” means, unless otherwise determined in the sole discretion of the Administrator, the day immediately preceding the commencement of a Service Period. If an individual first becomes eligible to participate in the Plan after the start of a Service Period, the Share Election Date shall be the thirtieth day following such initial participation date.

“Share Election Form” means a document, in a form approved by the Administrator, pursuant to which a Participant makes a Share Election under the Plan.

“Shareholding Requirement” means the ownership of 7,500 shares of Common Stock, subject to adjustment pursuant to Section 9(b) hereof.

“Subsidiary” means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Board designates as a Subsidiary for purposes of this Plan.

      (b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

2. Purpose of the Plan

      The Plan is intended to encourage ownership of Common Stock by Non-Employee Directors of the Company, upon whose judgment and interest the Company is dependent for its successful operation and growth, in order to increase their proprietary interest in the Company’s success and to encourage them to serve as directors of the Company.

      The Plan is intended to comply with the terms and provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision of the Plan or any Award Document inconsistent with the terms of such Rule in effect shall be inoperative and shall not affect the validity of the Plan, such Award Document or any other provision thereof.

3. Administration

      (a) Authority. Subject to the provisions of Section 16 hereof, the Administrator shall have authority to interpret the provisions of the Plan, to establish such rules and procedures as may be necessary or advisable to administer the Plan and to make all determinations necessary or advisable for the administration of the Plan, including, without limitation, factual and legal determinations; provided, however, that no such interpretation or determination shall change or affect the selection of persons eligible to receive an award of Restricted Stock under the Plan, the number of shares authorized under the Plan or the terms and conditions thereof. The interpretation and construction by the Administrator of any provision of the Plan or of any Award Document shall be final, binding and conclusive on all parties.

      (b) Delegation. The Administrator may designate one or more employees of the Company to carry out the day-to-day aspects of the Administrator’s responsibilities under such conditions as it may set.

4. Eligibility

      Awards of Restricted Stock shall be granted pursuant to the provisions hereof to persons who are Non-Employee Directors.

5. Plan Limit

      Subject to Section 9(b) hereof, the Company is authorized to issue up to 100,000 shares of Common Stock under the Plan (the “Plan Limit”). Such shares may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock held in the treasury of the Company.

6. Director Compensation

      (a) Generally. Each Non-Employee Director shall make a Share Election as specified in this Section 6. A Non-Employee Director shall make a Share Election, subject to the limitations set forth in Sections 6(b) and 6(c) hereof, by completing, signing and submitting, prior to the commencement of a Service Period, a Share Election in the form approved from time to time by the Administrator.

      (b) Non Attainment of Shareholding Requirement. With respect to a Non-Employee Director who does not attain the Shareholding Requirement as of the day immediately prior to the commencement of any applicable Service Period, such Non-Employee Director shall make a Share Election to receive no less than 60% of the Eligible Compensation payable to him during such applicable Service Period in Restricted Stock, and the remainder of such Eligible Compensation shall be payable in cash.

      (c) Attainment of Shareholding Requirement. With respect to a Non-Employee Director who attains the Shareholding Requirement as of the day immediately prior to the commencement of any applicable Service Period, such Non-Employee Director shall make a Share Election to receive no less than 25% of the Eligible Compensation payable to him during such applicable Service Period in Restricted Stock, and the remainder of such Eligible Compensation shall be payable in cash; provided, however, that in the event that such Non-Employee Director fails to satisfy the Shareholding Requirement prior to the commencement of any subsequent Service Period, such Non-Employee Director shall make a Share Election to receive no less than 60% of such applicable Eligible Compensation payable to him during such Service Period in Restricted Stock.

      (d) Share Election. Before each Share Election Date applicable to a Service Period, each Participant will be provided with a Share Election Form. A Share Election Form submitted by a Non-Employee Director for an applicable Service Period in accordance with such procedures to be determined by the Administrator shall be deemed to be a continuing election for all subsequent Service Periods, unless the Non-Employee Director completes, signs and submits a subsequent Share Election Form with the Company prior to the Share Election Date applicable to such Service Period. For each applicable Service Period, a Non-Employee Director shall indicate on his Share Election Form, subject to the limitations set forth in Section 6(b) and 6(c) hereof, the percentage of the Eligible Compensation for the applicable Service Period to be paid in Restricted Shares.

      (e) Effect of No Share Election Form. A Non-Employee Director who does not have a completed and signed Share Election Form on file with the Company prior to the Share Election Date for an applicable Service Period will have 100% of his Eligible Compensation paid in shares of Restricted Stock.

      (f) Determination of Number of Shares of Restricted Stock. The number of shares of Restricted Stock to be awarded to a Non-Employee Director pursuant to this Section 6 shall be determined by (i) dividing (x) the Share Election Amount as of the Payment Date by (y) the Fair Market Value of a share of Common Stock as of the Payment Date and (ii) rounding up to the nearest whole share of Common Stock.

7. Terms and Conditions of Restricted Stock Awards

      (a) Generally. The terms and conditions of each award of Restricted Stock shall be set forth in an Award Document, which shall contain terms and conditions not inconsistent with this Plan.

      (b) Nontransferability. During the Restriction Period, shares of Restricted Stock shall not be assigned, pledged, encumbered, or hypothecated to or in favor of or subject to any lien, obligation, or liability of a

Participant to any party other than Company. Restricted Stock or other right of a Participant relating thereto shall not be transferred by a Participant otherwise than by will or the laws of descent and distribution.

      (c) Evidence of Ownership. Each Participant receiving an award of Restricted Stock shall be issued a certificate or certificates in respect of such Restricted Stock award at the time of grant. Such certificate or certificates shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award of Restricted Stock. The Administrator may require, as a condition of any award of Restricted Stock, that the Participant deliver a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

      (d) Rights as Shareholder. During the Restriction Period, the Participant will be entitled to all rights of a stockholder of the Company, including the right to vote the Restricted Stock and receive dividends declared on such shares of Restricted Stock.

      (e) Subject to Exchange Rules. Any and all awards of Restricted Stock shall be subject to all applicable rules and regulations of any exchange on which the Common Stock may then be listed.

8. Tax Withholding

      The Company or a Subsidiary, as appropriate, may require any individual entitled to the issuance of shares of Common Stock pursuant to an award of Restricted Stock to remit to the Company, prior to such payment, an amount sufficient to satisfy any federal, state or local tax withholding requirements. If the Company or a Subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of shares of Common Stock, the Participant shall pay to the Company or make arrangements satisfactory to the Administrator regarding the payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amounts. The Company or a Subsidiary shall also be entitled to deduct and to withhold such amounts from any cash payments to be made to the Participant. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Administrator may establish such rules and procedures, including, without limitation, any rules or procedures necessary to comply with Rule 16b-3, as it may deem necessary or advisable in connection with the withholding of taxes relating to any Restricted Stock Award.

9. No Restriction on Right of Company to Effect Corporate Changes

      (a) Authority of the Company and Stockholders. The existence of the Plan, the Award Documents and the shares of Restricted Stock granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      (b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5 hereof may be equitably adjusted in the sole discretion of the Administrator in the event of a stock split, stock dividend, recapitalization, reorganiza-

tion, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number and kind of shares subject to any outstanding awards of Restricted Stock may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Administrator in order to preserve the benefits or potential benefits intended to be made available to Participants granted awards of Restricted Stock. Such adjustments shall be made by the Administrator, in its sole discretion, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Administrator, such adjusted awards of Restricted Stock shall be subject to the same restrictions to which the underlying award of Restricted Stock is subject.

10. Securities Law Restrictions

      All certificates for shares of Restricted Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission and any exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable Federal and state securities laws.

11. Exchange Act

      Notwithstanding anything contained in the Plan or any agreement under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a change of control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Administrator shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.

12. No Right to Continue as a Director

      Nothing in the Plan or in any award of Restricted Stock granted under the Plan shall confer (or be deemed to confer) any right in any Participant to continue as a director of the Company or any Subsidiary or shall interfere in any way with the right of the Board or the stockholders of the Company, or the board of directors or stockholders (including the Company) of any Subsidiary, to terminate such status at any time, with or without cause and with or without notice, except as otherwise provided by the certificate of incorporation or by-laws of the Company or such Subsidiary or applicable law.

13. Awards to Individuals Subject to Non-U.S. Jurisdictions

      To the extent that awards of Restricted Stock under the Plan are granted to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Administrator may, in its sole discretion, adjust the terms of the Restricted Stock granted hereunder to such person to comply with the laws of such jurisdiction. The authority granted under the previous sentence shall include the discretion for the Administrator to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Participants who are subject to the laws of jurisdictions outside of the United States.

14. Term of the Plan

      Unless earlier terminated pursuant to Section 16 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date, except with respect to awards of Restricted Stock then outstanding.

15. Effective Date

      The Plan shall become effective upon its approval by the stockholders of the Company at the 2002 Annual Meeting.

16. Amendment and Termination

      The Plan may be terminated and may be modified or amended by the Board at any time and from time-to-time; provided, however, that (i) no modification or amendment shall be effective without stockholder approval if such approval is required by law or under the rules of New York Stock Exchange or the stock exchange on which the shares are listed, and (ii) no such termination, modification, or amendment of the Plan shall adversely alter or affect the terms of any then outstanding awards of Restricted Stock previously granted hereunder without the consent of the holder thereof.

17. Governing Law

      The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the state of Florida and without giving effect to principles of conflicts of laws.

18. Unfunded Plan

      The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Restricted Stock hereunder.

DYCOM INDUSTRIES, INC.
First Union Center, Suite 500
4440 PGA Boulevard, Palm Beach Gardens, Florida 33410-6542

PROXY FOR THE 2002

ANNUAL MEETING OF SHAREHOLDERS — NOVEMBER 26, 2002

     This Proxy is solicited on behalf of the Board of Directors of Dycom Industries, Inc. (the “Company”). The undersigned hereby appoints Steven Nielsen and Richard L. Dunn, and each of them, proxies and attorneys-in-fact, with the power of substitution (the action of both of them or their substitutes present and acting or if only one be present and acting, then the action of such one to be in any event controlling) to vote all shares of common stock held of record by the undersigned on October 8, 2002 at the 2002 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company scheduled to be held on November 26, 2002, and at any adjournments thereof.

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted “FOR” the nominees named hereon and “FOR” the approval of the Company’s 2002 Directors Restricted Stock Plan. The shares will be voted at the discretion of the proxies and attorneys-in-fact on the transaction of such other business as may properly come before the Annual Meeting and any adjournment thereof.

1.	The election of three nominees for director as set forth in the Proxy Statement accompanying the Notice of Annual Meeting of Shareholders and listed below. The Board of Directors recommends a vote FOR the election of the nominees listed below.

☐	FOR the nominees listed below	☐	WITHHOLD AUTHORITY

Charles M. Brennan, III	Kristina M. Johnson	Tony G. Werner

To withhold authority to vote for any individual nominee, list the name:

(continued on reverse side)

2.	The approval of the Company’s 2002 Directors Restricted Stock Plan. The Board of Directors recommends a vote FOR the Company’s 2002 Directors Restricted Stock Plan.

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

3.	To vote at the discretion of the proxies and attorneys-in-fact on the transaction of such other business as may properly come before the Annual Meeting and any adjournments thereof.

Dated:	, 2002

Signature

Signature (if held jointly)

Please date and sign as your name appears hereon, and return in the enclosed envelope. If acting as attorney, executor, administrator, trustee, or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If the shares are held jointly, each shareholder named is required to sign.

PLEASE VOTE, SIGN AND RETURN